Exhibit (23)(c)


                       CONSENT OF INDEPENDENT ACCOUNTANTS

We consent to the inclusion in this registration statement in Post Effective Amendment No. 1 to Form SB-2 (File No. 333-13371) of our report, dated April 11, 1997, on our audit of the financial statement of Hungarian Broadcasting Corp. and subsidiaries (the "Company") as of December 31, 1996 and June 30, 1996, and for the period July 1, 1996 through December 31, 1996 and for the year ended June 30, 1996. We also consent to the reference to our firm under the caption "Experts".

                                                              COOPERS & LYBRAND

Budapest, Hungary
August 8, 1997

                                                                 Exhibit (23)(d)


               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

We hereby consent to the use in the Prospectus constituting a part of this Registration Statement of our report dated August 30, 1995, relating to the financial statements of Hungarian Broadcasting Corp. as of June 30, 1995 and for the period September 14, 1994 (date of inception) through June 30, 1995, which are contained in that Prospectus.

We also consent to the reference to us under the caption "Experts" in the Prospectus.


                                                        Todman & Co., CPAs, P.C.

New York, New York
August 12, 1997

                                                                 Exhibit (23)(e)


                                                    [LOGO OF ORMAI AND PARTNERS]


                                                      Bank Center
                                                      Park Tower, 4th Floor
                                                      Szabadsag fer 7
Hungarian Broadcasting Corporation                    1944 Budapest
                                                      Hungary

45 Park Avenue                                        Telephone: (361) 302 9302
15th Floor,                                           Fax No:    (361) 302 9300
New York 10022,

                                                      Our Ref:

Subject: Letter of consent                             Your Ref:


I, the undersigned, on behalf of Ormai and Partners Law Office hereby consent to the reference to our firm under the caption "Experts" appearing in the Prospectus of the Hungarian Broadcasting Corporation, filed with U.S. Securities and Exchange Commissions under the registration number 333-13371, dated 8/6/97.




Budapest, 13 August 1997



/s/ Marianna Csabai
-----------------------
Dr. Marianna Csabai
Ormai and Partners Law Office
Hungary

                                                                 Exhibit (23)(f)

                                Ronald Scott Moss
                                 Attorney at Law
                           445 Park Avenue, 15th Floor
                            New York, New York 10022
                                  212.758.9870


August 12, 1997

To Whom It Concerns,

I consent to the reference to me under the caption "Legal Matters" in the Prospectus which is part of the Post_Effective Amendment to Form SB-2 of Hungarian Broadcasting Corp.


Yours truly,



Ronald Scott Moss